UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2018

Del Frisco’s Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-35611

Delaware	20-8453116
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2900 Ranch Trail
Irving, TX 75063
(Address of principal executive offices, including zip code)

(469) 913-1845
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Del Frisco’s Restaurant Group, Inc. (the “Company”) is filing this Amendment No. 1 to a Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 24, 2018, announcing the initial closing of the previously announced sale of its Sullivan’s Steakhouse business to Romano’s Macaroni Grill. This amendment is being filed solely for the purpose of providing unaudited pro forma financial information giving effect to the sale of the Sullivan’s Steakhouse business.

Item 9.01 Financial Statements and Exhibits

(b)	Pro forma Financial Information

The unaudited pro forma condensed consolidated financial information of the Company, after giving effect to the sale of the Sullivan’s Steakhouse business, as of June 26, 2018, for the twenty-six weeks ended June 26, 2018, for the year ended December 26, 2017, for the year ended December 27, 2016, and for the year ended December 29, 2015, is filed as Exhibit 99.1 hereto.

(d)	Exhibits

Exhibit 99.1	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL FRISCO’S RESTAURANT GROUP, INC.

Date:	September 27, 2018	By:	/s/ Neil H. Thomson
Neil H. Thomson
Chief Financial Officer